UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MERCANTILE BANCORP, INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Mercantile Bancorp, Inc.
200 North 33rd Street
Quincy, IL 62301
December ___, 2008
Dear Fellow Stockholder:
On behalf of the Mercantile Bancorp, Inc. Board of Directors, I request your support of the proposal described in the enclosed proxy materials. We are asking the stockholders to permit the Company to create one or more classes of preferred stock from time to time with features that the Board determines are appropriate, all for the purpose of providing the Company the flexibility to raise additional capital as and when needed. The authority is limited to 100,000 shares. Our first intended use of this authority is the creation of a class of preferred stock of 42,000 shares to be issued to the U.S. Treasury in exchange for up to $42 million of new capital, our eligible amount, in the Treasury Capital Purchase Program as part of the Emergency Economic Stabilization Act of 2008. In the future, the Company may consider additional opportunities to raise capital through the issuance of other classes of preferred stock using the balance of 58,000 shares.
I would like to preface my comments to you by explaining that the Treasury is not requiring financial institutions to participate in this program. That said, the Treasury is strongly encouraging banks, including community bank holding companies, to participate in this program to strengthen and solidify our country’s financial system.
The program is targeted at stable, well-managed banks that will be able to place the additional capital to work where it will be most effective. The Treasury has been working with bank regulators for recommendations about which institutions are the best candidates. The Treasury has stated the plan will help restore liquidity, stimulate the banking system and help stabilize the credit markets. We believe it is in the Company’s and stockholders’ best interest to participate in this program.
Background on the Program
On October 20, 2008, the U.S. Treasury announced a strategy to make $250 billion in capital available to U.S. financial institutions in the form of investments in preferred stock. Institutions that sell these preferred shares to the government must meet numerous conditions during the period the Treasury holds the equity. The government has correctly called its participation in the program an investment, not an expenditure. Under the program for publicly traded bank organizations, such as our Company, the Treasury will not only own preferred shares that could be repurchased in the future for a reasonable return, but also will receive warrants for common shares. The Treasury and bank regulators have encouraged institutions to participate in the program to strengthen their efforts to help struggling homeowners, small businesses, communities, and our economy as a whole. We think the Treasury’s program offers an opportunity to access additional capital to support our growth and operating strategies at a lower cost than would likely be available from private parties.
As I stated in our first half report to stockholders, Mercantile Bancorp has no direct involvement in the sub-prime, bond, investment house or insurance losses that have been widely reported, in that the Company does not own directly sub-prime loans or securities that bundle such loans. Each of our banks and the Company meet the FDIC’s “well-capitalized” status without the Treasury program capital infusion, as reported in our latest applicable financial statements filed with the SEC and federal bank regulators. However, the trickle down effect of real estate devaluation is having serious consequences for certain portions of the country. Two of our subsidiary banks have particularly felt this impact. It is in our best interest to support the government’s plan, resolve the real estate devaluation problems at our two subsidiary banks quickly, maintain and build on our strong capital status, and be well prepared for an economic downturn of any length. Under the Treasury’s program, acceptable uses for the new capital infusion include lending, acquiring ailing banks, and shoring up a subsidiary bank’s balance sheet.
Along with the preferred shares, which are non-voting, the U.S. Treasury also obtains immediately exercisable warrants to purchase common stock in the institution having an aggregate market price equal to 15% of the senior preferred amount on the date of investment.  However, if the institution issues other stock before January 1, 2010 that raises at least 100% of what the Treasury paid for the senior preferred stock, then the number of shares of common stock the Treasury may purchase will be reduced by 50%.

1

The preferred stock will receive cumulative dividends at a rate of 5% per year (non-tax deductible) for the first five years and 9% thereafter. This represents a relatively low-cost source of capital for Mercantile Bancorp, which we anticipate will generate long-term returns in excess of the dividend rate.
The exercise price for the warrants, and the price for determining the number of shares of common stock subject to the warrants, will be the market price for the common stock on the date of the preferred stock investment, calculated on a 20-trading day trailing average.
No Impact Expected on Common Stock Dividend Payments
Dividend payments on preferred shares issued to the Treasury take precedence to dividend payments on common shares and any other classes of preferred stock issued in the future. Consequently, all dividends on the preferred shares to be held by the Treasury must be paid before Mercantile may pay dividends on its common shares or on any future classes of junior preferred stock.
It is Mercantile Bancorp’s intent to maintain its current dividend to common stockholders throughout the period the Treasury holds our preferred shares. As always, a quarterly dividend will be a Board-level decision based on the Company’s performance. A requirement of participating in the Treasury program is that any increases in a Company’s common stock dividend receive approval from the Treasury for three years unless, prior to the end of the third year, all preferred shares are redeemed or transferred by Treasury to third parties. Weighing the benefits of this program against these and other program requirements, your board is comfortable with the program.
Why We Require Stockholder Approval
Mercantile Bancorp currently has one class of authorized capital stock: its common stock.  In order to provide the Company the flexibility to take advantage of capital raising opportunities, such as the Treasury program, the Company must amend its Certificate of Incorporation to permit the creation of one or more classes of preferred stock. An amendment to the Certificate requires the approval of holders of no less than a majority of the outstanding shares of common stock.
The Company has enough shares of its authorized but unissued common stock to reserve shares for the warrants intended to be granted under the Treasury program, so there is no need currently to increase the number of shares of common stock to complete the transaction with the Treasury.
The Company’s Board of Directors has approved the calling of a Special Meeting of Stockholders on January ___, 2009 to allow the stockholders to vote on the approval of the amendment of the Certificate of Incorporation permitting the creation of one or more classes of preferred stock as the Board determines is appropriate from time to time. The Company has filed its Notice of Special Meeting and Proxy Statement with the U.S. Securities and Exchange Commission.
I thank you for your support, and look forward to seeing you at our Quincy bank offices for the 10:00 am meeting on January ___, 2009. Please vote your proxy as soon as possible by mail, telephone or Internet as prescribed. I am available and will be glad to answer any questions you may have prior to your vote, or at the meeting if you intend to vote in person.
Sincerely yours,

Ted T. Awerkamp
President and Chief Executive Officer

2

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY , 2009
INTRODUCTION
INFORMATION ABOUT THE MEETING AND VOTING
ITEM 1
ITEM 2
STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING
OWNERSHIP OF COMMON STOCK BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS
OTHER BUSINESS AT THE MEETING
INCORPORATION BY REFERENCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
HOUSEHOLDING OF PROXY MATERIALS

Mercantile Bancorp, Inc.
200 North 33rd Street
Quincy, Illinois 62301
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY ___, 2009
     NOTICE IS HEREBY GIVEN that the Special Meeting of the stockholders of Mercantile Bancorp, Inc., a Delaware corporation, will be held at Mercantile Bank, located at 200 North 33rd Street, Quincy, Illinois, on January ___, 2009, commencing at 10 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:
(1)	To act on a proposed amendment to the Company’s Certificate of Incorporation to authorize the issuance of shares of preferred stock;

(2)	To grant the Board of Directors the authority to adjourn, postpone or continue the Special Meeting; and

(3)	To transact such other business as properly may come before the meeting and any adjournment, postponement or continuation of the meeting.
     Our Board of Directors has fixed the close of business on December ___, 2008 as the record date for determination of the stockholders entitled to notice of, and to vote at, the Special Meeting.
     All stockholders are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, our Board of Directors solicits you to sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may also vote via the internet or telephone, which methods are explained in more detail in the proxy statement. You may revoke your proxy in the manner described in the proxy statement before it is exercised, and it will not be used if you attend the meeting and prefer to vote in person. Your vote is important, and all stockholders are urged to be present in person or by proxy.
By Order of the Board of Directors

Ted T. Awerkamp
President and Chief Executive Officer
December ___, 2008
Quincy, Illinois
PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE PROXY STATEMENT PRIOR TO THE MEETING, OR IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AT THAT TIME, IF YOU WISH.

Mercantile Bancorp, Inc.
200 North 33rd Street
Quincy, Illinois 62301

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY ___, 2009

INTRODUCTION
     The Board of Directors of Mercantile Bancorp, Inc. (the “Company”) solicits your proxy for use at a Special Meeting of stockholders to be held on January ___, 2009, and at any adjournment or adjournments thereof. The Special Meeting will commence at 10 a.m., local time, and will be held at Mercantile Bank, located at 200 North 33rd Street, Quincy, Illinois.
     Our Company is a multi-bank holding company based in Quincy, Illinois. Through our majority-owned subsidiaries, now consisting of three banks in Illinois, two banks in Missouri and one bank in each of Kansas and Florida, the Company conducts full-service commercial and consumer banking business, engages in mortgage banking, trust services and asset management, and provides other financial services and products. Those banking organizations are Mercantile Bank, Marine Bank & Trust and Brown County State Bank, all in Illinois; Farmers State Bank of Northern Missouri and HNB Financial Services, Inc., sole shareholder of HNB National Bank, all in Missouri; Mid-America Bancorp, Inc., sole shareholder of Heartland Bank, in Kansas; and Royal Palm Bancorp, Inc., sole shareholder of Royal Palm Bank of Florida. In addition, our Company maintains a loan production office in Carmel, Indiana, through Mercantile Bank and has minority investments (less than 50% of the total voting power) in nine banking organizations in Missouri, Georgia, Florida, Colorado, California and Tennessee. More information is available on the Company’s website at www.mercbanx.com.
     Our principal executive offices are located at 200 North 33rd Street, Quincy, Illinois, 62301. This proxy statement and the enclosed form of proxy were first mailed to stockholders on or about December ___, 2008.
INFORMATION ABOUT THE MEETING AND VOTING
Purposes of the Meeting
     The purposes of the Special Meeting are:
•	To act on a proposed amendment to the Company’s Certificate of Incorporation to authorize the issuance of shares of preferred stock;

•	To grant the Board of Directors the authority to adjourn, postpone or continue the Special Meeting; and

•	to transact such other business as may properly come before the Special Meeting and any adjournment, postponement or continuation of the meeting.
Stockholders Entitled to Vote at the Meeting
     Stockholders of record of our common stock as of the close of business on December ___, 2008, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or adjournments thereof. As of this record date, 8,703,329 shares of our Company’s common stock, $0.4167 par value per share, were issued and outstanding. Each issued and outstanding share of common stock as of the record date is entitled to one vote on each matter properly to come before the Special Meeting and can be voted only if the record owner is present in person at the meeting or represented by proxy. The Company has no other series of common stock or preferred stock.

Voting by Proxy by Mail
     This proxy statement is being sent to you by our Board of Directors for the purpose of requesting that you allow your shares of common stock to be represented at the Special Meeting by the persons named in the enclosed proxy card. We urge you to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed postage prepaid envelope. If you properly complete and sign your proxy card and send it to us so that it is received in time to vote, the shares represented by your proxy will be voted as you have directed. If you sign the proxy card but do not make specific voting instructions, your shares will be voted as follows:
•	“FOR” the proposed amendment to the Company’s Certificate of Incorporation to authorize the issuance of shares of preferred stock; and

•	“FOR” granting the Board of Directors the authority to adjourn, postpone or continue the Special Meeting.
     If any other matter is properly brought before the Special Meeting, your shares will be voted in accordance with the discretion and judgment of the appointed proxies. A stockholder who has delivered a proxy by mail may revoke it before it is exercised at the Special Meeting by (a) filing written notice of revocation with the Secretary of our Company, (b) executing and delivering to the Secretary of our Company a proxy card bearing a later date, (c) appearing at the Special Meeting and voting in person after notifying the Secretary in advance of your intent to vote in person, or (d) following the revocation procedures or proxy voting procedures (to submit a later-dated proxy) via the internet or telephone by using the internet address and telephone number mentioned below.
     If you intend to revoke your proxy by filing a written notice of revocation or executing and delivering a proxy card bearing a later date, such notice or later-dated proxy must be received by the Secretary no later than 10 a.m. on ___, January ___, 2009, in order to be valid. If you intend to appear at the Special Meeting and vote in person instead of by a proxy that has already been delivered to the Company, then you must notify the Secretary no later than 10 a.m. on ___, January ___, 2009, of your intention to attend in person and that your proxy is thus revoked. Revocations or later-dated proxies via the internet or telephone must be made by 11:59 p.m. (central time), ___, January ___, 2009, in order to be effective. Any revocations or later-dated proxies received after these deadlines will be disregarded.
     Many stockholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. If you hold your shares in one of these ways, you are considered a beneficial owner, not a record owner. Your broker or nominee should send you voting instructions for you to use in directing the broker or nominee on how to vote your shares. Your broker or nominee may allow you to deliver your voting instructions to them via the telephone or the internet. The Company also permits voting via the telephone or internet for record owners, as described in more detail below.
Voting by Proxy by the Telephone or Internet
     To help save the Company money, you may vote your proxies via the internet or telephone, rather than by return mail.
     If you are a beneficial owner, but not a record owner, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Most institutions make internet or telephone voting options available to their beneficial owners, so please see the voting instructions from those institutions for specific information about how to vote via the internet or telephone.
     If your shares are registered directly in your name with our transfer agent, Illinois Stock Transfer Company, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to vote by proxy. We encourage our registered stockholders to vote:
     By internet – http://www.illinoisstocktransfer.com and click on the heading “Internet Voting”; or
     By touch-tone telephone – (800) 555-8140.

     Please have your proxy card in hand when you access the website or call the toll-free number. You will be prompted to enter your Voter Control Number, which is located just above your name on the front of the proxy card. Then you can follow the directions provided.
     If you elect to vote via the internet or telephone, only votes cast no later than 11:59 p.m. (central time) on ___, January ___, 2009, will be accepted. If you vote via the internet or telephone and wish to revoke your proxy, you can make the revocation by internet or telephone, using the website or telephone number listed above, or by following one of the other procedures for revocation of mailed proxies set forth above under “Voting by Proxy by Mail,” provided that you meet the requirements and deadlines listed.
Electronic Delivery of Proxy Materials
     Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on January ___, 2009. This proxy statement and proxy card are available in advance of the Special Meeting in the “Investor Relations” section of our Company’s website at www.mercbanx.com. Most stockholders can elect to view proxy materials over the internet instead of receiving paper copies in the mail. Doing so will save the Company printing and mailing expense.
     If you are a stockholder of record, you may choose this option and save our Company the cost of printing and mailing these documents in the future by enrolling at any time throughout the year at www.mercbanx.com. When viewing the website, proceed to the “Investor Relations” tab and follow the enrollment instructions for “Electronic Delivery of Proxy Materials”. If, however, you hold your shares through a bank, broker, or other holder of record, please refer to the information provided by that entity for instructions on how to elect to access future proxy materials over the internet. Such an option may or may not be available to beneficial owners, depending upon the procedures followed by the bank, broker or other holder of record.
     If you choose to view future proxy statements and proxy cards over the internet, you will receive an e-mail message prior to the next stockholders’ meeting containing the internet address to access our Company’s proxy materials. You do not have to elect internet access each year. To view, cancel or change your enrollment profile, please go to the “Investor Relations” section of our website at www.mercbanx.com. Your choice will remain in effect until you indicate otherwise. If in previous years you enrolled under www.InvestorDelivery.com (which is a former means utilized by the Company to deliver proxy materials electronically), you will need to reenroll now under our website to continue to obtain proxy materials electronically.
Attending the Meeting and Voting in Person
     You may attend the Special Meeting regardless of whether you have elected to vote your shares by proxy. If your shares are held in the name of your broker, bank or other nominee (commonly referred to as being held in “street” name), proof of your beneficial ownership may be required before you will be admitted to the meeting. Examples of proof of ownership are a recent brokerage statement or a letter from a bank or broker.
     If you attend the Special Meeting and wish to vote in person, we will give you a ballot when you arrive. If you want to vote shares of common stock that are held in street name in person at the meeting, you will have to obtain a written proxy in your name from the broker, bank or other nominee who holds your shares and present this proxy at the meeting.
Quorum Requirement
     A quorum of stockholders is necessary to hold a valid meeting. The presence in person or by proxy of stockholders holding a majority of the total outstanding shares of our Company’s common stock will constitute a quorum at the Special Meeting. Shares of common stock represented by a proxy that directs that the shares be voted to abstain or to withhold a vote on matters will nevertheless be counted in determining whether a quorum is present. Shares of common stock as to which there is a “broker non-vote” will also be counted as present or represented at the meeting for purposes of determining a quorum, even though shares represented by “broker non-votes” will not be deemed entitled to vote on those matters as to which the broker does not have authority to vote such shares. “Broker non-votes” are proxies submitted by brokers that do not indicate a vote for some or all of the proposals because the broker has not received instructions as to how to vote on those proposals and does not have discretionary voting authority with respect to such proposals. If a quorum should not be present, the Special Meeting may be adjourned from time to time until a quorum is obtained.

Required Vote to Approve Each Proposal
     Certificate of Amendment. The affirmative vote of holders of a majority of the outstanding shares of common stock is required for the approval of the Certificate of Amendment. Any stockholder represented in person or by proxy at the meeting and entitled to vote on the subject matter may elect to abstain from voting on this proposal. If so, because the amendment requires the approval of holders of a majority of all outstanding shares, such abstention will have the same effect as a vote cast against the amendment. For the same reason, stockholders not attending the meeting, in person or by proxy, will also have the same effect as if they had voted against the amendment.
     Adjournments. The affirmative vote of a majority of the votes cast is required to authorize the Board of Directors to adjourn, postpone or continue the Special Meeting. Any stockholder represented in person or by proxy at the meeting and entitled to vote on the subject matter may elect to abstain from voting on this proposal. If so, such abstention will not be counted as a vote cast on the item and, therefore, will have no effect on the outcome of the vote on the item. Provided there is a quorum of stockholders present in person or by proxy, stockholders not attending the meeting, in person or by proxy, will also have no effect on the outcome of this proposal.
     Other Matters. The affirmative vote of a majority of the votes cast on any other matter is required for the approval of any such other matter as properly may come before the Special Meeting or any adjournment thereof, unless the Company’s certificate of incorporation or bylaws or applicable law requires otherwise. Stockholders whose shares are represented in person at the meeting may elect to abstain from voting on these proposals. If so, such abstention will not be counted as a vote cast on such proposal and, therefore, will have no effect on the outcome of the vote on the matter if the vote requirement is a majority of the votes cast. Provided there is a quorum of stockholders present in person or by proxy, stockholders not attending the meeting, by proxy or in person, will also have no effect on the outcome of these proposals under this vote requirement.
     Effect of Broker Non-Votes. As previously stated, broker non-votes are proxies submitted by brokers that are not voted for some or all of the proposals because the broker has not received instructions as to how to vote on those proposals and does not have discretionary voting authority with respect to such proposals. Although such broker non-votes count for purposes of determining a quorum, broker non-votes do not count as shares represented in person or by proxy and entitled to vote on the proposals for which the broker does not have discretionary authority to vote and has not received instructions on how to vote. Therefore, with respect to any proposals requiring the affirmative vote of a majority of the votes cast, in person or by proxy at the meeting (such as Item 2 in this proxy statement), broker non-votes will have no effect upon the outcome of the vote. With respect to any proposals requiring the affirmative vote of a designated percentage of all outstanding shares entitled to vote or of a quorum (such as Item 1 — the Certificate of Amendment), broker non-votes will be the equivalent of a vote “AGAINST” such proposals.
Solicitation of Proxies
     Our Board of Directors is making this solicitation of proxies for the Special Meeting. The Company will bear all costs of such solicitation, including the cost of preparing and mailing this proxy statement and the enclosed form of proxy. After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, facsimile transmission or personally by directors, officers, employees or agents of the Company or its subsidiaries. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them, and the Company will pay their reasonable out-of-pocket expenses. The Company has engaged the Illinois Stock Transfer Company to act as its transfer agent, and the Company will thus bear any costs related to the transfer agent’s services.
     A list of stockholders entitled to vote at the Special Meeting will be available for examination at least ten days prior to the date of the Special Meeting during normal business hours at the principal place of business of the Company located at 200 North 33rd Street, Quincy, Illinois. The list also will be available at the Special Meeting.
Special Cautionary Notice Regarding Forward-looking Statements

     Statements and financial discussion and analysis contained in this Proxy Statement that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section

21E of the Securities Exchange Act of 1934. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of invoking these safe harbor provisions. These forward-looking statements include information about possible or assumed future results of the Company’s operations or performance. Use of the words “believe,” “expect”, “anticipate”, “estimate”, “continue”, “intend”, “may”, “will”, “should”, or similar expressions, identifies these forward-looking statements. Many possible factors or events could affect the future financial results and performance of the Company and could cause those financial results or performance to differ materially from those expressed in the forward-looking statement.
     These possible events or factors include, without limitation: general business and economic conditions in the markets the Company serves change or are less favorable than it expected; deposit attrition, operating costs, customer loss and business disruption are greater than the Company expected; competitive factors including product and pricing pressures among financial services organizations may increase; changes in the interest rate environment reduce the Company’s interest margins; changes in market rates and prices may adversely impact securities, loans, deposits, mortgage servicing rights, and other financial instruments; legislative or regulatory developments including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial securities industry may adversely affect the Company’s business; personal or commercial bankruptcies increase; the Company’s ability to expand and grow its business and operations, including the establishment of additional branches and acquisition of additional banks or branches of banks may be more difficult or costly than the Company expected; any future acquisitions may be more difficult to integrate than expected and the Company may be unable to realize any cost savings and revenue enhancements the Company may have projected in connection with such acquisitions; changes in accounting principles, policies or guidelines; the goodwill we have recorded with acquisitions could become impaired and have an adverse impact on our profitability; construction and development loans are based upon estimates of costs and value associated with the complete project, and these estimates may be inaccurate, and cause the Company to be exposed to more losses on these projects than on other loans; changes occur in the securities markets; technology-related changes may be harder to make or more expensive than the Company anticipated; and the occurrence of any event, change or other circumstance that could result in the Company’s failure to obtain U.S. Treasury approval to participate in the Program or render participation in the Program less beneficial or even unacceptable for the Company.
     A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. The Company believes it has chosen the assumptions or bases in good faith and that they are reasonable. However, the Company cautions you that assumptions or bases almost always vary from actual results, and the differences between assumptions or bases and actual results can be material. Any forward-looking statements made or incorporated by reference in this Proxy Statement are made as of the date of this Proxy Statement, and, except as required by applicable law, the Company assumes no obligation to update such statements or to update the reasons why actual results could differ from those projected in such statements. You should consider these risks and uncertainties in evaluating forward-looking statements and you should not place undue reliance on these statements.
ITEM 1
APPROVAL OF
CERTIFICATE OF AMENDMENT TO AUTHORIZE
ISSUANCE OF PREFERRED STOCK
     A proposal will be presented at the Company’s Special Meeting to approve a Certificate of Amendment to authorize the issuance of up to 100,000 shares of preferred stock with such preferences, rights and limitations, in one or more classes, and in one or more series within any class, as the Company’s Board of Directors determines is appropriate from time to time (the “Amendment”). The text of the proposed amendment is set forth in Appendix A to this Proxy Statement.
Description of, and Rationale for, Proposal
     Recent economic developments have adversely affected the capital markets and the availability of capital. Although the Company and its subsidiary banks meet all applicable regulatory capital requirements and are well capitalized according to the Company’s most recent financial statements filed with the U.S. Securities and Exchange Commission, the Company is taking a proactive approach to raise additional capital to protect its capital and liquidity positions during these trying times. The Board of Directors has concluded that the Company should have a full range of equity financing alternatives available in its Certificate of Incorporation. Currently, the Certificate only permits the issuance of common stock. The Amendment will provide the Company with increased flexibility to meet the Company’s and our subsidiary banks’ various capital requirements and to respond to unanticipated circumstances that could adversely affect our capital positions in the future, by permitting the Company to issue another type of security. Specifically, the Amendment will permit the Company to issue up to 100,000 shares of preferred stock from time to time with such features and in such classes and/or series as may be determined by the Board for any proper corporate purpose. On November 18, 2008, the Board of Directors of the Company approved the Amendment, subject to stockholder approval.
     Under the Amendment, the Board of Directors will be expressly authorized at its discretion, subject to the Company’s Certificate of Incorporation, as amended from time to time, and the limitations prescribed by law or by the NYSE Alternext (the stock exchange on which the Company’s common stock is listed), to adopt resolutions to issue preferred shares, to fix the number of shares, to divide the shares into classes and/or series, and to change designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights, dividend rates, terms of redemption, redemption prices, voting rights, conversion rights, and liquidation preferences of the shares constituting any series of preferred stock, in each case without any further action or vote by the stockholders.
     The Company’s first intended use of the preferred stock is to participate in the U.S. Treasury’s Capital Purchase Program, described in more detail below. In addition, the Amendment will provide the Company with the flexibility to take advantage of other opportunities to raise capital through the issuance of preferred stock in the future. However, we presently contemplate no particular transaction involving the issuance of preferred stock other than the Treasury’s possible purchase of preferred stock under the program.
Background of U.S. Treasury Program
     On October 14, 2008, the United States Department of Treasury (the “Treasury”) announced the voluntary Capital Purchase Program (the “Program”) to encourage U.S. financial institutions to build capital to increase the flow of financing to U.S. businesses and consumers and to support the U.S. economy. The Program is one of several recent government initiatives to improve the strength of financial institutions and enhance market liquidity. Under the Program, the Treasury will purchase up to $250 billion collectively in investments in qualifying institutions on standardized terms. Generally, the Treasury does not intend to make the Program available to bank organizations that are struggling financially. Instead, the Treasury seeks primarily to capitalize strong bank organizations to spur increased lending to foster economic growth and has encouraged eligible bank organizations to request capital under the Program.
     The investments in publicly held institutions, such as the Company, will be in the form of Senior Preferred stock subject to terms more fully described in the Program’s term sheet attached to this Proxy Statement as Appendix B and as further explained on the Treasury’s website at www.ustreas.gov, including sample documents. In addition, the Treasury will receive warrants to purchase common stock having an aggregate market price equal to 15% of the Senior Preferred stock purchased. The terms of the warrants are also more fully described in the Program’s term sheet and on the Treasury’s website.
     The Program offers a viable opportunity for the Company to access additional capital to support its growth and operating strategies at a lower cost than would likely be available from private parties. Therefore, on November 4, 2008, the Company filed an application with the Federal Reserve System (the “Federal Reserve”) and Federal Deposit Insurance Corporation (the “FDIC”), its primary federal banking regulators, to participate in the Program.
     The Company’s Certificate of Incorporation currently authorizes the issuance of 12 million shares of common stock, $0.4167 par value per share, of which 8,703,329 shares were issued and outstanding as of December ___, 2008. The Certificate of Incorporation does not authorize any shares of preferred stock. Therefore, if the Company’s application is approved by its federal banking regulators and the Company decides to accept the Treasury’s investment, the Company’s Certificate of Incorporation must be amended in order to authorize the issuance of preferred stock.
     There is no assurance the Company’s application to the Treasury for the Program will be approved or that the Treasury will not change the terms and conditions of the Program in a manner that the Board of Directors would find unacceptable for the Company. Further, the terms of the Treasury’s investment may change from the terms described in this Proxy Statement.
     In the event that the stockholders of the Company fail to approve the Amendment, the Company would be ineligible to participate in the Program, and would therefore not qualify for the equity investment by the Treasury. A failure to qualify for the Program would eliminate a potential source of capital to enhance the Company’s capital and liquidity positions. Furthermore, a failure to approve the Amendment would eliminate any other opportunities in the future that would involve the issuance of preferred stock to raise capital.
Terms of the Preferred Stock to be Issued to Treasury
     If the Amendment were approved by the stockholders and the Treasury approved the Company’s application under the Program on terms acceptable to the Company’s Board, the Company’s immediate intention would be to authorize a class of preferred stock with the terms required under the Program and to issue such shares to the Treasury in exchange for its investment. The Board would adopt and file with the Delaware Secretary of State a Certificate of Designations, setting forth the terms, in substantially the form attached to this Proxy Statement as Appendix C.
     Under the Program, the Company may issue an amount of “Senior Preferred” stock equal to not less than 1% of its risk-weighted assets and not more than the lesser of $25 billion and 3% of its risk-weighted assets. The Senior Preferred stock will have a liquidation preference of $1,000 per share, shall not be subject to any contractual restrictions on transfer and shall be non-voting other than certain class voting rights. Based on the current dollar amount of the Company’s risk-weighted assets, the Company would anticipate being eligible for an investment of up to approximately $42 million resulting in the issuance of up to 42,000 shares of preferred stock to the Treasury. Such shares would represent approximately 0.48% of all issued and outstanding shares of common stock and preferred stock.
     Cumulative dividends will be payable on the Senior Preferred stock at a rate of 5% per annum until the fifth anniversary of the issuance of the Senior Preferred stock and at a rate of 9% per annum thereafter.
     The Senior Preferred stock may not be redeemed for a period for three years, except with the proceeds from the sale by the Company of Tier 1 qualifying perpetual preferred stock or common stock to a non-affiliate for cash equal to not less than 25% of the issue price of the Senior Preferred. All redemptions of the Senior Preferred stock shall be at 100% of its issue price plus any accrued and unpaid dividends. Any redemption of the Senior Preferred stock shall be subject to the approval of our federal bank regulators.
     The description of the Senior Preferred stock and related aspects of the Program is based on the latest available information and documents provided by the Treasury. This summary is not a complete recitation of all the terms, and the Program is subject to further changes by the Treasury and to the terms and conditions of the legal documents entered into between the Company and the Treasury.
Effects of Senior Preferred on Common Stock; Other Restrictions
     The effects of issuance of Senior Preferred stock to the Treasury under the Program upon holders of our common stock would include, among other effects: (i) restricting the Company’s ability to declare dividends and the amount of such dividends on common stock; (ii) restricting the Company’s ability to repurchase outstanding common stock; (iii) diluting the percentage of equity in the Company held by holders of common stock, and (iv) under some circumstances diluting the voting power of holders of common stock. The issuance might also affect the market price of the Company’s common stock.
     Specifically, as long as any shares of Senior Preferred stock are outstanding, the Company may not repurchase or redeem any shares of common stock or pay any dividends on common stock, unless all accrued and unpaid dividends for all past dividend periods on the Senior Preferred are fully paid. Also, the Treasury’s consent would be required for any increase in common dividends per share until the third anniversary of the date of the investment unless prior to the third anniversary the Senior Preferred is redeemed in whole or the Treasury has transferred all of the Senior Preferred to third parties.

     The Treasury’s consent would be required for any share repurchases (other than (i) repurchases of the Senior Preferred and (ii) repurchases of common shares in connection with any benefit plan in the ordinary course of business consistent with past practice) until the third anniversary of the date of the investment unless prior to the third anniversary the Senior Preferred is redeemed in whole or the Treasury has transferred all of the Senior Preferred to third parties.
     Holders of the Senior Preferred would be entitled to vote on (i) any authorization or issuance of shares ranking senior to the Senior Preferred, (ii) any amendment to the rights of Senior Preferred, or (iii) any merger, exchange or similar transaction which would adversely affect the rights of the Senior Preferred. If dividends on the Senior Preferred are not paid in full for six dividend periods, whether or not consecutive, the Senior Preferred would have the right to elect two directors. The right to elect directors would end when full dividends have been paid for four consecutive dividend periods.
     The Treasury would also impose restrictions on executive compensation paid to senior executive officers of the Company for the period during which Treasury holds equity issued under the Program. These standards generally apply to the chief executive officer, chief financial officer, plus the next three most highly compensated executive officers. The Company would have to meet certain standards, including: (1) ensuring that incentive compensation for senior executives does not encourage unnecessary and excessive risks that threaten the value of the financial institution; (2) requiring claw back of any bonus or incentive compensation paid to a senior executive based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate; (3) prohibition on the financial institution from making any golden parachute payment (typically amounts in excess of 2.99 times an executive’s base salary) to a senior executive based on the Internal Revenue Code provision; and (4) agreement not to deduct for tax purposes executive compensation in excess of $500,000 for each senior executive. Treasury has issued interim final rules for these executive compensation standards.
     While the Company believes its current compensation arrangements with its senior executive officers, Ted T. Awerkamp, Michael P. McGrath and Daniel J. Cook, should comply with these restrictions, the Company is examining the arrangements more closely and, if the sale of preferred shares to Treasury is consummated, the Company intends to make any necessary changes to the compensation arrangements. However, any changes adversely affecting the rights of Messrs. Awerkamp, McGrath or Cook would require their written consent.
Terms and Effects of Warrants to be Granted to Treasury
     In addition to the Senior Preferred stock, the Treasury will receive warrants to purchase a number of shares of common stock having an aggregate market price equal to 15% of the Senior Preferred stock amount on the date of the investment. Based on the estimate of up to $42 million for the initial investment and a current market price of the Company common stock of approximately $___, as of December ___, 2008, the Company anticipates it would issue warrants to the Treasury for up to approximately 450,000 shares of common stock, which would represent approximately 4.9% of the Company’s currently issued and outstanding shares of common stock.
     The warrants will have a 10-year term and will be immediately exercisable in whole or in part. The Treasury has indicated its intent not to exercise voting power with respect to any shares of common stock issued upon exercise of the warrants. In addition, the warrants will not be subject to any contractual restrictions on transfer. Therefore, although the Treasury may not exercise its voting rights, the transferee of the warrants or shares of common stock received upon their exercise may be able to exercise voting rights in the future depending upon the terms of transfer between the Treasury and the transferee. As a result, the grant of warrants may ultimately dilute the percentage of equity in the Company held by holders of common stock and, under certain circumstances, dilute the voting power of holders of common stock.
     In the event that the Company receives proceeds from the sale of Company of Tier 1 qualifying perpetual preferred stock or common stock of not less than 100% of the issue price of the Senior Preferred on or prior to December 31, 2009, the number of shares of common stock underlying the warrants then held by the Treasury will be reduced by 50%.
     The terms of the warrants are also discussed in Appendix B to this Proxy Statement and on the Treasury’s website at www.ustreas.gov, including the Treasury’s requested form of warrant. The description of the warrants and related aspects of the Program is based on the latest available information and documents provided by the Treasury. This summary is not a complete recitation of all the terms, and the Program is subject to further changes by the Treasury and to the terms and conditions of the legal documents entered into between the Company and the Treasury.
Effects of Other Shares of Preferred Stock
     The Amendment will also permit the Company to issue shares of preferred stock, in addition to the Senior Preferred stock, on terms determined by the Board of Directors in the future if the Company identifies additional opportunities to raise capital through the issuance of preferred stock. If 42,000 shares of Senior Preferred stock are issued to the Treasury pursuant to the Program, the Company would have authority to issue an additional 58,000 shares of preferred stock for other opportunities.
     Under the Program, the terms of any additional classes of preferred stock of the Company must be junior to the terms of the Senior Preferred so long as the Senior Preferred is outstanding. Therefore, the issuance of Senior Preferred would have many, if not all, of the same effects on holders of junior preferred stock as it would have on holders of common stock, which effects are outlined above under “Effects of Senior Preferred on Common Stock; Other Restrictions.” Also, the grant of warrants under the Program would have many, if not all, of the same effects on holders of junior preferred stock as it would have on holders of common stock, which effects are outlined above under “Terms and Effects of Warrants to be Granted to Treasury.”
     The issuance of other classes or series of preferred stock in the future, other than the Senior Preferred stock, would also affect the rights of holders of the Company’s common stock, depending upon the terms of such other classes or series, which are unknown at this time. However, in any event, the issuance would dilute the percentage of equity in the Company held by holders of common stock and potentially affect the market price of the Company’s common stock. The Company has no current plans for issuances of preferred stock other than to the Treasury pursuant to the Program. The Company does not intend to issue any such shares to executive officers or directors in connection with any compensatory arrangements.
Potential Anti-Takeover Effects of Preferred Stock
     The Amendment could adversely affect the ability of third parties to take over or change the control of the Company. The authorization or issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions, financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. The rights of the holders of common stock will be subject to the rights of any preferred stock that may be issued in the future.
     The Board of Directors has no present intention of issuing any preferred stock for any defensive or anti-takeover purpose, for the purpose of implementing any stockholder rights plan or with features specifically intended to make any attempted acquisition of the Company more difficult or costly. The Board of Directors could, in the exercise of its fiduciary duties to the Company and its stockholders, determine to issue preferred stock for such purposes in the future. The Board of Directors may also issue preferred stock for capital-raising activities or other corporate purposes that have the effect of making an acquisition of the Company materially more difficult or costly, as could be the case if the Board of Directors were to issue additional common stock for such purposes. At this time, the only issuance of preferred stock contemplated by the Board of Directors is the potential issuance of Senior Preferred Stock to the Treasury pursuant to the Program, which is intended for capital raising purposes only.
Financial Information
     The financial and other information required by Item 13(a) of Schedule 14A promulgated by the SEC is not included in this Proxy Statement because the Company believes such information is not material for the exercise of prudent judgment in connection with the consideration and vote upon the proposal to adopt the Amendment. If the Company participates in the Program and issues 42,000 shares of Senior Preferred, with a liquidation preference of $1,000 per share, the issuance would be for cash in the amount of $42 million, which the Company would consider fair value for such shares of Senior Preferred.
Conditions to the Effectiveness of the Certificate of Amendment
     In addition to stockholder approval, the Company’s Board of Directors has further conditioned the filing of the Amendment (a) on the approval of the Company’s application to the Program by the Federal Reserve, FDIC and Treasury, and (b) the Company’s Board of Directors’ final determination to proceed with the issuance of Senior Preferred stock and warrants to the Treasury based on the final terms and conditions of the definitive securities purchase and sale documents for the Program. Although the Amendment involves the authorization to issue shares of preferred stock under a variety of circumstances, not just with respect to the Program, the immediate purpose of the Certificate of Amendment is to enable the Company to participate in the Program. Therefore, (i) if the application is not approved by the regulators or if the Board elects not to proceed with the sale notwithstanding approval and (ii) if the Treasury does not provide other capital raising opportunities under the Program for which the Amendment may be appropriate, the Company would not intend to file the Amendment and thus it would not become effective.
     If the Amendment is approved by the stockholders and the foregoing conditions are satisfied, then the Amendment will take effect only when the Company files the Certificate with the Secretary of State of Delaware. Furthermore, the creation of the Senior Preferred would only take effect upon the Board’s adoption of the Certificate of Designations and filing of the certificate with the Delaware Secretary of State. The proposed form of Amendment is attached to this Proxy Statement as Appendix A, and proposed form of Certificate of Designations is attached as Appendix C.
Vote Required
     If a quorum exists, Item 1 will be approved if holders of at least a majority of the outstanding shares of the Company’s common stock are voted, in person or by proxy, in favor of the Amendment.
     The Board of Directors has unanimously approved the Amendment and unanimously recommends that its stockholders vote “FOR” the approval of the Amendment.
ITEM 2
ADJOURNMENT, POSTPONEMENT OR CONTINUATION
OF THE SPECIAL MEETING
     If at the Special Meeting the number of shares of the Company’s common stock present in person or represented by proxy and voting in favor of Item 1 is insufficient to approve Item 1, the Company’s management may move to adjourn, postpone or continue the Special Meeting in order to enable its Board of Directors to continue to solicit additional proxies in favor of the proposal to amend the Certificate of Incorporation; however, the Special Meeting may not be adjourned, postponed or continued to a date later than ___, 2009. In that event, you will be asked to vote only upon the adjournment, postponement or continuation proposal and not Item 1.
     In this proposal, the Company is asking you to authorize the holder of any proxy solicited by its Board of Directors to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments. If the Company’s stockholders approve the adjournment, postponement or continuation proposal, the Company could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit proxies in favor of Item 1, including the solicitation of proxies from the stockholders that have previously voted against such proposal to amend the Company’s Certificate of Incorporation. Among other effects, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against Item 1 have been received, the Company could adjourn, postpone or continue the Special Meeting without a vote on Item 1 and seek to convince the holders of those shares to change their votes to vote in favor of the approval of Item 1.
     Approving the adjournment, postponement or continuation proposal requires the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Special Meeting and entitled to vote thereon. No proxy that is specifically marked AGAINST Item 1 will be voted in favor of the adjournment, postponement or continuation proposal, unless the proxy is specifically marked FOR the discretionary authority to adjourn, postpone or continue the Special Meeting to a later date.
     The Company’s Board of Directors believes that if the number of shares of its common stock present in person or represented by proxy at the Special Meeting and voting in favor of Item 1 is insufficient to approve the amendment, it is in the best interests of the stockholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve the amendment.

     The Board of Directors has approved and recommends a vote “FOR” Item 2 granting the Board of Directors the discretionary authority to adjourn the special meeting to a date not later than ___, 2009.
STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING
Stockholder Submission of Proposals to be Included in the Company’s Proxy Statement
     If a stockholder wishes to have a particular proposal considered by the Board for inclusion in the Company’s proxy statement for an annual meeting, the stockholder must satisfy the requirements established by the Securities and Exchange Commission in its proxy rules for such proposals. The SEC’s particular proxy rule, Rule 14a-8, requires that any stockholder wishing to submit such a proposal must submit it in writing to the Company at least 120 days before the anniversary date of the proxy statement mailing date for the prior year’s annual meeting, unless the upcoming annual meeting is to be held on a calendar day that is more than 30 days before or after the calendar day of the prior year’s annual meeting (in which case, the Board will separately establish the deadline date for such submissions). Stockholders who wish to submit proposals for inclusion in the Company’s proxy statement for the 2009 annual meeting must deliver such proposals to our Corporate Secretary on or before December 15, 2008. The written notice must clearly identify the proposal, contain a brief supporting statement and all required information about the proposing stockholder, and otherwise meet the SEC’s rule. Please note the Company has the right to exclude proposals that do not satisfy the requirements of applicable law.
     Proposals should be addressed to: Mercantile Bancorp, Inc., 200 North 33rd Street, Quincy, Illinois 62301, Attention: Corporate Secretary.
Direct Submission of Proposals by Stockholders for the Annual Meeting
     Stockholders who meet certain requirements set forth in our bylaws may be in a position to submit a personal proposal directly to an annual meeting of stockholders for consideration by the stockholders, even if the stockholder does not wish to submit such proposal to the Board of Directors for inclusion in the Company’s proxy statement. Of course, any stockholder directly submitting a proposal at an annual meeting is unlikely to be in a position to secure an affirmative vote of a majority of the shares present or represented in favor of such proposal, unless the submitting stockholder separately solicits proxies in favor of such proposal, which may be an expensive process and is regulated by the SEC’s rules. Under our bylaws, any stockholder may submit such a proposal for presentation at an annual meeting by delivering a written notice to the Corporate Secretary that complies with the requirements in our bylaws, including the deadline for delivering such notice, the contents of the notice and the subject matter of the proposal. For such a stockholder proposal to qualify for presentation at the 2009 annual meeting, the Company must receive the proposal no later than December 15, 2008.
     To obtain a copy of the relevant section of the bylaws, please contact the Corporate Secretary. The provision is also available on our internet website in the “Corporate Governance” section under “Investor Relations” at www.mercbanx.com.
     Proposals should be addressed to: Mercantile Bancorp, Inc., 200 North 33rd Street, Quincy, Illinois 62301, Attention: Corporate Secretary.
OWNERSHIP OF COMMON STOCK BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS
     The following tables set forth certain information as of December ___, 2008 regarding the beneficial ownership of the Company’s common stock by each person known to the Board of Directors to own beneficially 5% or more of such class of common stock, by each director of the Company, by each named executive officer, and by all directors and officers of the Company as a group. Generally, all the information set forth below with respect to the stockholdings of the listed beneficial owners was obtained from such owners, directly or indirectly from reports filed by them with the SEC.
Beneficial Owners
     Persons (including groups acting in concert) who beneficially own in excess of five percent (5%) of the Company’s common stock are required to file with the SEC certain reports regarding ownership and changes in ownership of such stock pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”). The following table identifies, as of December___, 2008, all persons who are known or presumed by the Board and management to be the beneficial owners of more than five percent (5%) of our common stock, based among other things on reports filed by such persons with the SEC.

	Amount and Nature of		Percent of Shares of
	Beneficial		Common
Name and Address of Beneficial Owner	Ownership (1)		Stock Outstanding

Mercantile Bank 200 North 33rd Street Quincy, Illinois 62301	564,597	(2)	6.5%

R. Dean Phillips 524 North 30th Street Quincy, Illinois 62301	1,315,755	(3)	15.1%

Dennis M. Prock 8010 Estero Boulevard Fort Myers Beach, Florida 33931	558,965	(4)	6.4%

(1)	With respect to the beneficial owners who are natural persons, the figures include shares of common stock held directly by them as well as by spouses or minor children, in trust and by other means of indirect ownership, provided the individual effectively exercises sole or shared voting and/or investment power over the shares.

(2)	All shares are held in nominee name for Mercantile Bank by Northern Trust Company. All such shares are held directly or indirectly by Mercantile Bank for the benefit of trust, estate and agency clients, except for 177,744 shares that are held for the benefit of the participants of the Company’s Profit-Sharing Plan (the “Plan). In its administration of the accounts of all such trust, estate and agency clients (the “Accounts”) and its administration of the Plan, Mercantile Bank has voting and/or investment power over all securities held in such Accounts or the Plan, including shares of our stock, in accordance with the powers specified in the governing instrument of the estate, trust or agency or the Plan document. Mercantile Bank exercises sole voting power with respect to 318,686 shares, shared voting power with respect to 114,662 shares, sole investment power with respect to 99,929 shares, and shared investment power with respect to 164,767 shares. Mercantile Bank disclaims beneficial ownership of any shares over which it has neither voting nor investment power.

(3)	Number of shares beneficially owned derived from a report on Schedule 13G filed by Mr. Phillips with the Securities and Exchange Commission on February 13, 2006, as adjusted for the three-for-one stock split effected in June 2006 and the three-for-two stock split effected in December 2007.

(4)	Number of shares beneficially owned derived from a report on Form 4 filed by Mr. Prock with the Securities and Exchange Commission on May 16, 2008, and subsequent information from Mr. Prock. He is a director of the Company.

Management
     The following table sets forth, as of December ___, 2008, the number of shares of common stock beneficially owned by directors, nominees and executive officers of the Company.

	Amount and		Percent of Shares
	Nature of		of Common
	Beneficial		Stock
Name of Beneficial Owner	Ownership (1)		Outstanding

Directors and Named Executive Officers
Michael J. Foster	9,750	(2)	*
William G. Keller, Jr.	84,216	(3)	*
Frank H. Musholt	14,850	(4)	*
Dennis M. Prock	558,965	(5)	6.4%
Walter D. Stevenson III	68,553	(6)	*
James W. Tracy	1,500	(7)	*
Dan S. Dugan	28,913	(8)	*
Ted T. Awerkamp	15,000	(9)	*
Michael P. McGrath	2,550	(10)	*
Daniel J. Cook	1,013	(11)	*
All Executive Officers and Directors as a group (includes 10 individuals)	963,054	(12)	11.1%

(1)	Includes shares of common stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise voting and/or investment power, as described in the corresponding footnotes.

(2)	Includes 7,050 shares owned by Mr. Foster through an individual retirement account over which he has sole voting and investment power and 2,700 shares owned by Mr. Foster with his spouse over which he shares voting and investment power.

(3)	Includes 10,620 shares owned by Mr. Keller personally and 73,596 shares held by Mr. Keller as co-trustee of the Schmiedeskamp, Robertson, Neu & Mitchell LLP Profit-Sharing Plan, over which the trustees hold voting power but not investment power. The shares in this plan include 15,750 shares for which Mr. Keller is a beneficiary and thus holds investment power.

(4)	Mr. Musholt has sole voting and investment power over the shares.

(5)	Shares held by Mr. Prock through a grantor revocable trust and an individual retirement account, over both of which he has sole voting and investment power. Mr. Prock has pledged 555,739 of those shares to Mercantile Bank as security for various loans made by the bank to him or businesses owned by him.

(6)	Shares are held by Dr. Stevenson through a revocable trust and an individual retirement account, over both of which Dr. Stevenson exercises sole voting and investment power.

(7)	Shares are held by Mr. Tracy jointly with his spouse, with whom he shares voting and investment power.

(8)	Includes 13,050 shares owned by Mr. Dugan through an individual retirement account over which he has sole voting and investment power and 15,863 shares owned by his spouse over which he has no voting or investment power.

(9)	Includes 2,895 shares owned by Mr. Awerkamp through an individual retirement account over which he has sole voting and investment power and 12,105 shares owned jointly with his spouse over which he shares voting and investment power.

(10)	Shares are held by Mr. McGrath through an individual retirement account over which he has sole voting and investment power.

(11)	Shares are held by Mr. Cook through an individual retirement account over which he has sole voting and investment power.

(12)	Includes 177,744 shares owned by the Company’s Profit-Sharing Plan, for which Mercantile Bank serves as trustee. Through its trust department, Mercantile Bank exercises voting and investment power over the shares.

*	Less than one percent (1%) of the outstanding shares of common stock.
OTHER BUSINESS AT THE MEETING
     The Board of Directors is not aware of, and does not intend to present, any matter for action at the Special Meeting other than those referred to in this Proxy Statement. If, however, any other matter properly comes before the Special Meeting or any adjournment, the holders of the proxies solicited by the Board of Directors will vote on such matters in their discretion in accordance with their best judgment, unless authority to vote on other matters has been withheld.
INCORPORATION BY REFERENCE
     The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). You may read and copy any reports, proxy statements or other information filed by the Company at the SEC’s public reference room in Washington, D.C., which is located at the following address: Public Reference Room, 100 F Street N.E., Washington, D.C. 20549. You can request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms. Reports, proxy statements and other information filed by the Company are also available to the public from document retrieval services on the Internet at the Commission’s website at www.sec.gov. The Company’s filings with the SEC are also available at its website at www.mercbanx.com under “Investor Relations.”
     The SEC allows the Company to “incorporate by reference” information into this Proxy Statement, which means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information contained directly in the Proxy Statement. This Proxy Statement incorporates by reference the respective documents filed by the Company with the SEC listed below and any future filings made by it with the Commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the date of the Special Meeting:
1.	The Company’s annual report on Form 10-K filed on March 17, 2008.

2.	The Company’s quarterly reports on Form 10-Q filed on March 31, 2008, August 11, 2008 and November 10, 2008.

3.	The Company’s current reports filed on Form 8-K filed on January 2, 2008, January 22, 2008, February 19, 2008, February 29, 2008 (Item 5.02), April 21, 2008, May 21, 2008, May 28, 2008, July 15, 2008, July 21, 2008, August 22, 2008, and September 5, 2008.
     The Company hereby incorporates by reference additional documents that it may file with the SEC between the date of this Proxy Statement and the date of the Special Meeting. These include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as proxy statements.

     This Proxy Statement incorporates by reference important business and financial information about the Company that is not included with these documents. This information is available without charge to stockholders upon written or oral request to: Mercantile Bancorp, Inc., Investor Relations, 200 North 33rd Street, Quincy, Illinois 62301, (217) 223-7300. Stockholders must request this information no later than five business days prior to the meeting, or January ___, 2009, to assure receipt before the Special Meeting.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Representatives of BKD, LLP, the Company’s principal accounting firm, are not expected to be present at the Special Meeting, will not have an opportunity to make a statement, and are not expected to be available to respond to appropriate questions from stockholders.
HOUSEHOLDING OF PROXY MATERIALS
     The SEC has adopted rules that permit companies and intermediaries (including brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
     A number of brokers with account holders who are stockholders of our Company will be householding our proxy materials for the Special Meeting. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or us that you no longer wish to participate in householding. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials in the future you may (1) notify your broker, (2) direct your written request to: Corporate Secretary, Mercantile Bancorp, Inc., 200 North 33rd Street, Quincy, Illinois 62301, or (3) contact the Corporate Secretary at (217) 223-7300. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.
By Order of the Board of Directors

Ted T. Awerkamp
President and Chief Executive Officer
December ___, 2008
Quincy, Illinois

Appendix A
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MERCANTILE BANCORP, INC.
     Mercantile Bancorp, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,
     DOES HEREBY CERTIFY:
     FIRST: That the Board of Directors of said corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:
     “RESOLVED, that the Certificate of Incorporation of the Company be amended by deleting Article Fourth and by substituting in lieu thereof the following new Article Fourth:
“FOURTH: The total number of shares of stock that the corporation shall have authority to issue is Twelve Million One Hundred Thousand (12,100,000), of which Twelve Million (12,000,000)             shares shall be Common Stock, with each share of Common Stock having a par value of Forty-One and 67/100 Cents ($0.4167), and One Hundred Thousand (100,000) shares shall be Preferred Stock, with each share of Preferred Stock having a par value of One Cent ($0.01). The Preferred Stock may be issued from time to time in one or more series with such distinctive serial designations and (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation; (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (f) shall have such other relative, participating, optional or other special rights, qualifications, limitations, preferences or restrictions thereof, all as may be stated and expressed in the resolution or resolutions providing for the issue of such Preferred Stock from time to time adapted by the Board of Directors pursuant to authority so to do which is hereby vested in the board.”
     SECOND: That the stockholders of said corporation, at a meeting duly held, adopted said amendment to the Certificate of Incorporation of said corporation.
     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: That this Certificate of Amendment of the Certificate of Incorporation shall be effective upon the date of filing with the Secretary of State of the State of Delaware.
     IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by Ted T. Awerkamp, President and Chief Executive Officer this ___day of                      2009, by which signature he acknowledges that this Certificate is the act and deed of said corporation and the facts stated herein are true.

Mercantile Bancorp, Inc.
By:
Ted T. Awerkamp
President and Chief Executive Officer

Appendix B
Capital Purchase Program Term Sheet
Senior Preferred Stock and Warrants
Summary of Senior Preferred Terms
Issuer: Qualifying Financial Institution (“QFI”) means (i) any U.S. bank or U.S savings association not controlled by a Bank Holding Company (“BHC”) or Savings and Loan Company (“SLHC”); (ii) any top-tier U.S. BHC, (iii) any top-tier U.S. SLHC which engages solely or predominately in activities that are permitted for financial holding companies under relevant law; and (iv) any U.S. bank or U.S. savings association controlled by a U.S. SLHC that does not engage solely or predominately in activities that are permitted for financial holding companies under relevant law. QFI shall not mean any BHC, SLHC, bank or savings association controlled by a foreign bank or company. For purposes of this program, “U.S. bank”, “U.S. savings association”, “U.S. BHC” and “U.S. SLHC” means a bank, savings association, BHC or SLHC organized under the laws of the United States or any State of the United States, the District of Columbia, any territory or possession of the United States, Puerto Rico, Northern Mariana Islands, Guam, American Samoa, or the Virgin Islands. The United States Department of the Treasury will determine eligibility and allocation for QFIs after consultation with the appropriate Federal banking agency.
Initial Holder: United States Department of the Treasury (the “UST”).
Size: QFIs may sell preferred to the UST subject to the limits and terms described below. Each QFI may issue an amount of Senior Preferred equal to not less than 1% of its risk-weighted assets and not more than the lesser of (i) $25 billion and (ii) 3% of its risk-weighted assets.
Security: Senior Preferred, liquidation preference $1,000 per share. (Depending upon the QFI’s available authorized preferred shares, the UST may agree to purchase Senior Preferred with a higher liquidation preference per share, in which case the UST may require the QFI to appoint a depositary to hold the Senior Preferred and issue depositary receipts.)
Ranking: Senior to common stock and pari passu with existing preferred shares other than preferred shares which by their terms rank junior to any existing preferred shares.
Regulatory Capital Status: Tier 1.
Term: Perpetual life.
Dividend: The Senior Preferred will pay cumulative dividends at a rate of 5% per annum until the fifth anniversary of the date of this investment and thereafter at a rate of 9% per annum. For Senior Preferred issued by banks which are not subsidiaries of holding companies, the Senior Preferred will pay non-cumulative dividends at a rate of 5% per annum until the fifth anniversary of the date of this investment and thereafter at a rate of 9% per annum. Dividends will be payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year.
Redemption: Senior Preferred may not be redeemed for a period of three years from the date of this investment, except with the proceeds from a Qualified Equity Offering (as defined below) which results in aggregate gross proceeds to the QFI of not less than 25% of the issue price of the Senior Preferred. After the third anniversary of the date of this investment, the Senior Preferred may be redeemed, in whole or in part, at any time and from time to time, at the option of the QFI. All redemptions of the Senior Preferred shall be at 100% of its issue price, plus (i) in the case of cumulative Senior Preferred, any accrued and unpaid dividends and (ii) in the case of noncumulative Senior Preferred, accrued and unpaid dividends for the then current dividend period (regardless of whether any dividends are actually declared for such dividend period), and shall be subject to the approval of the QFI’s primary federal bank regulator. “Qualified Equity Offering” shall mean the sale by the QFI after the date of this investment of Tier 1 qualifying perpetual preferred stock or common stock for cash. Following the redemption in whole of the Senior Preferred held by the UST, the QFI shall have the right to repurchase any other equity security of the QFI held by the UST at fair market value.

Restrictions on Dividends: For as long as any Senior Preferred is outstanding, no dividends may be declared or paid on junior preferred shares, preferred shares ranking pari passu with the Senior Preferred, or common shares (other than in the case of pari passu preferred shares, dividends on a pro rata basis with the Senior Preferred), nor may the QFI repurchase or redeem any junior preferred shares, preferred shares ranking pari passu with the Senior Preferred or common shares, unless (i) in the case of cumulative Senior Preferred all accrued and unpaid dividends for all past dividend periods on the Senior Preferred are fully paid or (ii) in the case of non-cumulative Senior Preferred the full dividend for the latest completed dividend period has been declared and paid in full.
Common dividends: The UST’s consent shall be required for any increase in common dividends per share until the third anniversary of the date of this investment unless prior to such third anniversary the Senior Preferred is redeemed in whole or the UST has transferred all of the Senior Preferred to third parties.
Repurchases: The UST’s consent shall be required for any share repurchases (other than (i) repurchases of the Senior Preferred and (ii) repurchases of junior preferred shares or common shares in connection with any benefit plan in the ordinary course of business consistent with past practice) until the third anniversary of the date of this investment unless prior to such third anniversary the Senior Preferred is redeemed in whole or the UST has transferred all of the Senior Preferred to third parties. In addition, there shall be no share repurchases of junior preferred shares, preferred shares ranking pari passu with the Senior Preferred, or common shares if prohibited as described above under “Restrictions on Dividends”.
Voting rights: The Senior Preferred shall be non-voting, other than class voting rights on (i) any authorization or issuance of shares ranking senior to the Senior Preferred, (ii) any amendment to the rights of Senior Preferred, or (iii) any merger, exchange or similar transaction which would adversely affect the rights of the Senior Preferred. If dividends on the Senior Preferred are not paid in full for six dividend periods, whether or not consecutive, the Senior Preferred will have the right to elect 2 directors. The right to elect directors will end when full dividends have been paid for four consecutive dividend periods.
Transferability: The Senior Preferred will not be subject to any contractual restrictions on transfer. The QFI will file a shelf registration statement covering the Senior Preferred as promptly as practicable after the date of this investment and, if necessary, shall take all action required to cause such shelf registration statement to be declared effective as soon as possible. The QFI will also grant to the UST piggyback registration rights for the Senior Preferred and will take such other steps as may be reasonably requested to facilitate the transfer of the Senior Preferred including, if requested by the UST, using reasonable efforts to list the Senior Preferred on a national securities exchange. If requested by the UST, the QFI will appoint a depositary to hold the Senior Preferred and issue depositary receipts.
Executive Compensation: As a condition to the closing of this investment, the QFI and its senior executive officers covered by the EESA shall modify or terminate all benefit plans, arrangements and agreements (including golden parachute agreements) to the extent necessary to be in compliance with, and following the closing and for so long as UST holds any equity or debt securities of the QFI, the QFI shall agree to be bound by, the executive compensation and corporate governance requirements of Section 111 of the EESA and any guidance or regulations issued by the Secretary of the Treasury on or prior to the date of this investment to carry out the provisions of such subsection. As an additional condition to closing, the QFI and its senior executive officers covered by the EESA shall grant to the UST a waiver releasing the UST from any claims that the QFI and such senior executive officers may otherwise have as a result of the issuance of any regulations which modify the terms of benefits plans, arrangements and agreements to eliminate any provisions that would not be in compliance with the executive compensation and corporate governance requirements of Section 111 of the EESA and any guidance or regulations issued by the Secretary of the Treasury on or prior to the date of this investment to carry out the provisions of such subsection.
Summary of Warrant Terms
Warrant: The UST will receive warrants to purchase a number of shares of common stock of the QFI having an aggregate market price equal to 15% of the Senior Preferred amount on the date of investment, subject to reduction as set forth below under “Reduction”. The initial exercise price for the warrants, and the market price for determining the number of shares of common stock subject to the warrants, shall be the market price for the common stock on the date of the Senior Preferred investment (calculated on a 20-trading day trailing average), subject to customary anti-dilution adjustments. The exercise price shall be reduced by 15% of the original exercise price on each six-month anniversary of the issue date of the warrants if the consent of the QFI stockholders described below has not been received, subject to a maximum reduction of 45% of the original exercise price.
Term: 10 years
Exercisability: Immediately exercisable, in whole or in part
Transferability: The warrants will not be subject to any contractual restrictions on transfer; provided that the UST may only transfer or exercise an aggregate of one half of the warrants prior to the earlier of (i) the date on which the QFI has received aggregate gross proceeds of not less than 100% of the issue price of the Senior Preferred from one or more Qualified Equity Offerings and (ii) December 31, 2009. The QFI will file a shelf registration statement covering the warrants and the common stock underlying the warrants as promptly as practicable after the date of this investment and, if necessary, shall take all action required to cause such shelf registration statement to be declared effective as soon as possible. The QFI will also grant to the UST piggyback registration rights for the warrants and the common stock underlying the warrants and will take such other steps as may be reasonably requested to facilitate the transfer of the warrants and the common stock underlying the warrants. The QFI will apply for the listing on the national exchange on which the QFI’s common stock is traded of the common stock underlying the warrants and will take such other steps as may be reasonably requested to facilitate the transfer of the warrants or the common stock.
Voting: The UST will agree not to exercise voting power with respect to any shares of common stock of the QFI issued to it upon exercise of the warrants.
Reduction: In the event that the QFI has received aggregate gross proceeds of not less than 100% of the issue price of the Senior Preferred from one or more Qualified Equity Offerings on or prior to December 31, 2009, the number of shares of common stock underlying the warrants then held by the UST shall be reduced by a number of shares equal to the product of (i) the number of shares originally underlying the warrants (taking into account all adjustments) and (ii) 0.5.
Consent: In the event that the QFI does not have sufficient available authorized shares of common stock to reserve for issuance upon exercise of the warrants and/or stockholder approval is required for such issuance under applicable stock exchange rules, the QFI will call a meeting of its stockholders as soon as practicable after the date of this investment to increase the number of authorized shares of common stock and/or comply with such exchange rules, and to take any other measures deemed by the UST to be necessary to allow the exercise of warrants into common stock.
Substitution: In the event the QFI is no longer listed or traded on a national securities exchange or securities association, or the consent of the QFI stockholders described above has not been received within 18 months after the issuance date of the warrants, the warrants will be exchangeable, at the option of the UST, for senior term debt or another economic instrument or security of the QFI such that the UST is appropriately compensated for the value of the warrant, as determined by the UST.

Appendix C
CERTIFICATE OF DESIGNATIONS
OF
FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A
OF
MERCANTILE BANCORP, INC.
     Mercantile Bancorp, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 151 of Delaware General Corporation Law, does hereby certify:
     The board of directors of the Corporation (the “Board of Directors”) in accordance with the certificate of incorporation of the Corporation and applicable law, adopted the following resolution on                     , 200___creating a series of Forty-Two Thousand (42,000) shares of Preferred Stock of the Corporation designated as “Fixed Rate Cumulative Perpetual Preferred Stock, Series A”.
     RESOLVED, that pursuant to the provisions of the certificate of incorporation of the Corporation and applicable law, a series of Preferred Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:
     Part 1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Fixed Rate Cumulative Perpetual Preferred Stock, Series A” (the “Designated Preferred Stock”). The authorized number of shares of Designated Preferred Stock shall be Forty-Two Thousand (42,000).
     Part 2. Standard Provisions. The Standard Provisions contained in Annex A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Certificate of Designations to the same extent as if such provisions had been set forth in full herein.
     Part 3. Definitions. The following terms are used in this Certificate of Designations (including the Standard Provisions in Annex A hereto) as defined below:
     (a) “Common Stock” means the common stock, par value $0.4167 per share, of the Corporation.
     (b) “Dividend Payment Date” means February 15, May 15, August 15 and November 15 of each year.
     (c) “Junior Stock” means the Common Stock and any other class or series of stock of the Corporation the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation.
     (d) “Liquidation Amount” means $1,000 per share of Designated Preferred Stock.
     (e) “Minimum Amount” means $10,500,000.
     (f) “Parity Stock” means any class or series of stock of the Corporation (other than Designated Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).
     (g) “Signing Date” means                     , 2009.

     Part 4. Certain Voting Matters. Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.
     IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Ted T. Awerkamp, President and Chief Executive Officer this ___day of                      2009, by which signature he acknowledges that this Certificate is the act and deed of said corporation and the facts stated herein are true.

Mercantile Bancorp, Inc.
By:
Ted T. Awerkamp
President and Chief Executive Officer

ANNEX A
STANDARD PROVISIONS
     Section 1. General Matters. Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of the Certificate of Designations. The Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Corporation.
     Section 2. Standard Definitions. As used herein with respect to Designated Preferred Stock:
     (a) “Applicable Dividend Rate” means (i) during the period from the Original Issue Date to, but excluding, the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 5% per annum and (ii) from and after the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 9% per annum.
     (b) “Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Corporation as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.
     (c) “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Corporation’s stockholders.
     (d) “Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.
     (e) “Bylaws” means the bylaws of the Corporation, as they may be amended from time to time.
     (f) “Certificate of Designations” means the Certificate of Designations or comparable instrument relating to the Designated Preferred Stock, of which these Standard provisions form a part, as it may be amended from time to time.
     (g) “Charter” means the Corporation’s certificate of incorporation.
     (h) “Dividend Period” has the meaning set forth in Section 3(a).
     (i) “Dividend Record Date” has the meaning set forth in Section 3(a).
     (j) “Liquidation Preference” has the meaning set forth in Section 4(a).
     (k) “Original Issue Date” means the date on which shares of Designated Preferred Stock are first issued.
     (l) “Preferred Director” has the meaning set forth in Section 7(b).
     (m) “Preferred Stock” means any and all series of preferred stock of the Corporation, including the Designated Preferred Stock.
     (n) “Qualified Equity Offering” means the sale and issuance for cash by the Corporation to persons other than the Corporation or any of its subsidiaries after the Original Issue Date of shares of perpetual Preferred Stock, Common Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the Corporation at the time of issuance under the applicable risk-based capital guidelines of the Corporation’s Appropriate Federal Banking Agency (other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to October 13, 2008).
     (o) “Share Dilution Amount” has the meaning set forth in Section 3(b).
     (p) “Standard Provisions” mean these Standard Provisions that form a part of the Certificate of Designations relating to the Designated Preferred Stock.
     (q) “Successor Preferred Stock” has the meaning set forth in Section 5(a).
     (r) “Voting Parity Stock” means, with regard to any matter as to which the holders of Designated Preferred Stock are entitled to vote as specified in Sections 7(a) and 7(b) of these Standard Provisions that form a part of the Certificate of Designations, any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.
     Section 3. Dividends.
     (a) Rate. Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cumulative cash dividends with respect to each Dividend Period (as defined below) at a rate per annum equal to the Applicable Dividend Rate on (i) the Liquidation Amount per share of Designated Preferred Stock and (ii) the amount of accrued and unpaid dividends for any prior Dividend Period on such share of Designated Preferred Stock, if any. Such dividends shall begin to accrue and be cumulative from the Original Issue Date, shall compound on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the Original Issue Date. In the event that any Dividend Payment Date would otherwise fall on a day that is not a Business Day, the dividend payment due on that date will be postponed to the next day that is a Business Day and no additional dividends will accrue as a result of that postponement. The period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date is a “Dividend Period”, provided that the initial Dividend Period shall be the period from and including the Original Issue Date to, but excluding, the next Dividend Payment Date.
     Dividends that are payable on Designated Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.
     Dividends that are payable on Designated Preferred Stock on any Dividend Payment Date will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the Corporation on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.
     Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designations).
     (b) Priority of Dividends. So long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Corporation or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business (including purchases to offset the Share Dilution Amount (as defined below) pursuant to a publicly announced repurchase plan) and consistent with past practice, provided that any purchases to offset the Share Dilution Amount shall in no event exceed the Share Dilution Amount; (ii) purchases or other acquisitions by a broker-dealer subsidiary of the Corporation solely for the purpose of market-making, stabilization or customer facilitation transactions in Junior Stock or Parity Stock in the ordinary course of its business; (iii) purchases by a broker-dealer subsidiary of the Corporation of capital stock of the Corporation for resale pursuant to an offering by the Corporation of such capital stock underwritten by such broker-dealer subsidiary; (iv) any dividends or distributions of rights or Junior Stock in connection with a stockholders’ rights plan or any redemption or repurchase of rights pursuant to any stockholders’ rights plan; (v) the acquisition by the Corporation or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Corporation or any of its subsidiaries), including as trustees or custodians; and (vi) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock. “Share Dilution Amount” means the increase in the number of diluted shares outstanding (determined in accordance with generally accepted accounting principles in the United States, and as measured from the date of the Corporation’s consolidated financial statements most recently filed with the Securities and Exchange Commission prior to the Original Issue Date) resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.
     When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Designated Preferred Stock and any shares of Parity Stock, all dividends declared on Designated Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Designated Preferred Stock (including, if applicable as provided in Section 3(a) above, dividends on such amount) and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Corporation will provide written notice to the holders of Designated Preferred Stock prior to such Dividend Payment Date.
     Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.
     Section 4. Liquidation Rights.
     (a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Corporation ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount), whether or not declared, to the date of payment (such amounts collectively, the “Liquidation Preference”).
     (b) Partial Payment. If in any distribution described in Section 4(a) above the assets of the Corporation or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.
     (c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Corporation shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences.
     (d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.
     Section 5. Redemption.
     (a) Optional Redemption. Except as provided below, the Designated Preferred Stock may not be redeemed prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date. On or after the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption.
     Notwithstanding the foregoing, prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption; provided that (x) the Corporation (or any successor by Business Combination) has received aggregate gross proceeds of not less than the Minimum Amount (plus the “Minimum Amount” as defined in the relevant certificate of designations for each other outstanding series of preferred stock of such successor that was originally issued to the United States Department of the Treasury (the “Successor Preferred Stock”) in connection with the Troubled Asset Relief Program Capital Purchase Program) from one or more Qualified Equity Offerings (including Qualified Equity Offerings of such successor), and (y) the aggregate redemption price of the Designated Preferred Stock (and any Successor Preferred Stock) redeemed pursuant to this paragraph may not exceed the aggregate net cash proceeds received by the Corporation (or any successor by Business Combination) from such Qualified Equity Offerings (including Qualified Equity Offerings of such successor).

     The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.
     (b) No Sinking Fund. The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.
     (c) Notice of Redemption. Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Corporation or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.
     (d) Partial Redemption. In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable. Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.
     (e) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Corporation, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.
     (f) Status of Redeemed Shares. Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Corporation shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Designated Preferred Stock).
     Section 6. Conversion. Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities.

     Section 7. Voting Rights.
     (a) General. The holders of Designated Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.
     (b) Preferred Stock Directors. Whenever, at any time or times, dividends payable on the shares of Designated Preferred Stock have not been paid for an aggregate of six quarterly Dividend Periods or more, whether or not consecutive, the authorized number of directors of the Corporation shall automatically be increased by two and the holders of the Designated Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of Voting Parity Stock outstanding at the time, voting together as a class, to elect two directors (hereinafter the “Preferred Directors” and each a “Preferred Director”) to fill such newly created directorships at the Corporation’s next annual meeting of stockholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of stockholders until all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been declared and paid in full at which time such right shall terminate with respect to the Designated Preferred Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director shall not cause the Corporation to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Corporation may then be listed or traded that listed or traded companies must have a majority of independent directors. Upon any termination of the right of the holders of shares of Designated Preferred Stock and Voting Parity Stock as a class to vote for directors as provided above, the Preferred Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the authorized number of directors shall be reduced by the number of Preferred Directors elected pursuant hereto. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders a majority of the shares of Designated Preferred Stock at the time outstanding voting separately as a class together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.
     (c) Class Voting Rights as to Particular Matters. So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the holders of at least 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:
     (i) Authorization of Senior Stock. Any amendment or alteration of the Certificate of Designations for the Designated Preferred Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Corporation ranking senior to Designated Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Corporation;
     (ii) Amendment of Designated Preferred Stock. Any amendment, alteration or repeal of any provision of the Certificate of Designations for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(c)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock; or
     (iii) Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the Corporation with another corporation or other entity, unless in each case (x) the shares of Designated Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole;
provided, however, that for all purposes of this Section 7(c), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the Corporation to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Corporation will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Preferred Stock.
     (d) Changes after Provision for Redemption. No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.
     (e) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.
     Section 8. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.
     Section 9. Notices. All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Corporation or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.
     Section 10. No Preemptive Rights. No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.
     Section 11. Replacement Certificates. The Corporation shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Corporation of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Corporation.

     Section 12. Other Rights. The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided. Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps: 1. Read the accompanying Proxy Statement. 2. Visit our Internet voting site at www.illinoisstocktransfer.com 200 North 33rd Street, P O Box 3455 , click on the “Internet Voting” tab and enter your Voter Control Number in the designated field. Your Voter Control Number is printed on the front of this proxy card. Please note that all votes cast by Internet must be completedQuincy, IL 62305-3455 and submitted prior to ___, ___ ___, 200___at 11:59 p.m. Central Time. Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. This is a “secured” web page site. Your software and/or Internet provider must be “enabled” toSPECIAL MEETING access this site. Please call your software or Internet provider for further information if needed. January___, 2009 If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail Your telephone vote is You can quick, confidential vote in one of three ways: 1) By Mail, and immediate. Just follow these easy steps: 2) By Internet, 3) By Phone. 1. Read the accompanying Proxy Statement. See the reverse side of this sheet for instructions. 2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions. IF YOU 3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy ARE NOT VOTING BY INTERNET OR BY TELEPHONE, COMPLETE BOTH SIDES OF PROXY CARD, card below. Please note that all votes cast by telephone must beDETACH AND RETURN completed andINsubmittedTHE ENCLOSED prior to ___ENVELOPE , ___, TO: 200___at 11:59 p.m. Central Time. Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. Illinois Stock Transfer Co., 209 West Jackson Boulevard, Suite 903, Chicago, Illinois 60606 If You Vote By TELEPHONE, Please Do Not Return Your Proxy Card By Mail DETACH PROXY CARD HERE Please complete, date, sign and mail the detached proxy card in the enclosed postage-prepaid envelope. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE PROXY - Mercantile Bancorp, Inc. ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW. Special Meeting of Stockholders, ___, 200___ADDRESS CHANGES/COMMENTS The stockholder(s) hereby appoint(s) F.R. McFarland and Daniel J. Cook, and each of them, with full power to act alone and each with the power to appoint his substitute, as the true and lawful attorneys-in-fact and proxies, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Mercantile Bancorp, Inc., that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at the MERCANTILE BANK, 200 NORTH 33rd STREET, QUINCY, IL on ___, ___, 2008, AT 2:00 P.M., for the purposes noted below, and any adjournment or postponement thereof, with all the powers the stockholder(s) would possess if personally present. The Board of Directors recommends that you vote FOR proposals 1 and 2. 1. To approve the amendment to the Company’s Certificate of Incorporation to authorize a class of preferred stock. FOR AGAINST ABSTAIN If you personally plan to attend the Special Meeting of Stockholders please check the box below. For address 2. To grant the Board of Directors the authority to adjourn, postpone or continue the Special Meeting. changes/comments please check the box below and write on the back of this stub. FOR AGAINST ABSTAIN Return this stub in the enclosed envelope with your completed proxy card. 3. To transact such other business as may properly come before the Special Meeting. Signature Signature Date , 200___I/We do plan to attend the Address 200___Special Meeting. changes/ Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee comments or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided. Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps: 1. Read the accompanying Proxy Statement. 2. Visit our Internet voting site at www.illinoisstocktransfer.com 200 North 33rd Street, P O Box 3455 , click on the “Internet Voting” tab and enter your Voter Control Number in the designated field. Your Voter Control Number is printed on the front of this proxy card. Please note that all votes cast by Internet must be completedQuincy, IL 62305-3455 and submitted prior to ___, January ___, 2009 at 11:59 p.m. Central Time. Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. This is a “secured” web page site. Your software and/or Internet provider must be “enabled” toSPECIAL MEETING access this site. Please call your software or Internet provider for further information if needed. ___, 200___If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail Your telephone vote is quick, confidential and immediate. You can vote in one of three ways: 1) By Mail, Just follow these easy steps: 2) By Internet, 3) By Phone. 1. Read the accompanying Proxy Statement. See the reverse side of this sheet for instructions. 2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions. IF YOU 3. When asked for your Voter Control ARE NOT VOTING BY Number, enter the number printed just above your name on the front of INTERNET OR BY TELEPHONE, COMPLETE the proxy card below. BOTH SIDES OF PROXY CARD, Please note that all votes cast by telephone must beDETACH AND RETURN completed andIN submittedTHE ENCLOSED prior to ___ENVELOPE , January ___, 200TO: 9 at 11:59 p.m. Central Time. Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. Illinois Stock Transfer Co., 209 West Jackson Boulevard, Suite 903, Chicago, Illinois 60606 If You Vote By TELEPHONE, Please Do Not Return Your Proxy Card By Mail DETACH PROXY CARD HERE Please complete, date, sign and mail the detached proxy card in the enclosed postage-prepaid envelope. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE PROXY - Mercantile Bancorp, Inc. ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW. Special Meeting of Stockholders, January ___, 2009 ADDRESS CHANGES/COMMENTS The stockholder(s) hereby appoint(s) F.R. McFarland and Daniel J. Cook, and each of them, with full power to act alone and each with the power to appoint his substitute, as the true and lawful attorneys-in-fact and proxies, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Mercantile Bancorp, Inc., that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at the MERCANTILE BANK, 200 NORTH 33rd STREET, QUINCY, IL on ___, January ___, 2009, at 10:00 A.M., for the purposes noted below, and any adjournment or postponement thereof, with all the powers the stockholder(s) would possess if personally present. The Board of Directors recommends that you vote FOR proposals 1 and 2. 1. To approve the amendment to the Company’s Certificate of Incorporation to authorize the issuance of shares of p referred stock. FOR AGAINST ABSTAIN If you personally plan to attend the Special Meeting of Stockholders please check the box below. For address 2. To grant the Board of Directors the authority to adjourn, postpone or continue the Special Meeting.changes/comments please check the box below and write on the back of this stub. FOR AGAINST ABSTAIN Return this stub in the enclosed envelope with your completed proxy card. 3. To transact such other business as may properly come before the Special Meeting Signature and any adjournment, postponement or continuation of the meeting. Signature Date , 200___I/We do plan to attend the Address 200___Special Meeting. changes/ Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee comments or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.